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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report (Date of earliest
                               event reported):
                                 June 5, 1996



                                XYTRONYX, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
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                 (State or other jurisdiction of incorporation)


             0-14838                                  36-3258753
      --------------------------       ------------------------------------
      (Commissioner File Number)       (IRS Employer Identification Number)




                            6555 Nancy Ridge Drive
                                   Suite 200
                         San Diego, California  92121
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900
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ITEM 5.     OTHER EVENTS.

      The News Release dated June 5, 1996 announcing the signing of agreement for option to acquire Binary Therapeutics, Inc., filed as Exhibit 99.53 hereto, is hereby incorporated into this Report by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (c)   EXHIBITS.   The following exhibit accompanies this Report:

    EXHIBIT
    NUMBER                 EXHIBIT DESCRIPTION
    -------                -------------------

      99.53 News Release dated June 5, 1996 announcing the signing of agreement for option to acquire Binary Therapeutics, Inc.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    XYTRONYX, INC.


                                    By:   /S/ DALE SANDER
                                          -----------------------
                                          Dale Sander
                                          Chief Financial Officer

Date:  June 14, 1996


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                               INDEX TO EXHIBITS



 EXHIBIT                                                         SEQUENTIALLY
 NUMBER          DESCRIPTION OF EXHIBIT                          NUMBERED PAGE
 -------         ----------------------                          -------------

 99.53 News Release dated June 5, 1996 announcing the signing of agreement for option to acquire Binary
            Therapeutics, Inc.


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